Exhibit 99.2

Selection Criteria: GSAMP 05 HE4; IO
Table of Contents

1. Summary
2. Current Principal Balance
3. Current Rate
4. Credit Score
5. Lien
6. Combined Original LTV
7. Original LTV
8. Documentation
9. Purpose
10. Occupancy
11. Property Type
12. State
13. Zip
14. Remaining Months to Maturity
15. Amortization Type
16. Initial Periodic Cap
17. Periodic Cap
18. Months to Rate Reset
19. Life Maximum Rate
20. Margin



1. Summary

Scheduled Principal Balance: $439,721,575
Number of Mortgage Loans: 1,815
Average Scheduled Principal Balance: $242,271
Weighted Average Gross Coupon: 6.957%
Weighted Average Net Coupon: 6.447%
Weighted Average Current FICO Score: 643
Weighted Average Original LTV Ratio: 82.17%
Weighted Average Combined Original LTV Ratio: 82.17%
Weighted Average Stated Remaining Term (months): 358
Weighted Average Seasoning(months): 2
Weighted Average Months to Roll: 24
Weighted Average Gross Margin: 6.13%
Weighted Average Initial Rate Cap: 2.61%
Weighted Average Periodic Rate Cap: 1.37%
Weighted Average Gross Maximum Lifetime Rate: 13.41%


2. Current Principal Balance

----------------------------------------------------------------------------------------------------------------------------

                                                                                                   Weighted
                                                                 Pct. Of Pool       Weighted           Avg.           Avg.
                                      Number of      Principal   By Principal     Avg. Gross        Current      Principal
Current Principal Balance                 Loans        Balance        Balance         Coupon           FICO        Balance
----------------------------------------------------------------------------------------------------------------------------
$50,000 & Below                               1   $     50,000           0.01%          8.74%           689   $     50,000
$50,001 - $75,000                            20      1,305,325            0.3          8.256            628         65,266
$75,001 - $100,000                           85      7,722,700           1.76          7.344            639         90,855
$100,001 - $125,000                         189     21,475,897           4.88          7.263            632        113,629
$125,001 - $150,000                         217     29,888,092            6.8          7.228            635        137,733
$150,001 - $200,000                         359     62,841,345          14.29          7.069            637        175,046
$200,001 - $250,000                         258     58,149,391          13.22          7.002            635        225,385
$250,001 - $300,000                         210     57,607,472           13.1          6.768            649        274,321
$300,001 - $350,000                         139     45,104,084          10.26          6.796            646        324,490
$350,001 - $400,000                         116     43,528,099            9.9          6.894            642        375,242
$400,001 & Above                            221    112,049,169          25.48          6.886            651        507,010
----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,815   $439,721,575         100.00%          6.96%           643   $    242,271
----------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
                                        Weighted
                                            Avg.
                                        Combined
                                        Original      Pct. Full     Pct. Owner
Current Principal Balance                    LTV            Doc       Occupied
------------------------------------------------------------------------------
$50,000 & Below                           100.00%        100.00%        100.00%
$50,001 - $75,000                          87.15          60.26          75.43
$75,001 - $100,000                          81.9          59.89          93.82
$100,001 - $125,000                        82.21          77.03          94.22
$125,001 - $150,000                        82.19          73.22           93.1
$150,001 - $200,000                         82.5           71.1          96.69
$200,001 - $250,000                        81.96           64.7          95.31
$250,001 - $300,000                        82.35          62.51          99.06
$300,001 - $350,000                        82.82          57.57          97.79
$350,001 - $400,000                        81.84          54.35          99.08
$400,001 & Above                           81.81           51.9          98.31
------------------------------------------------------------------------------
Total:                                     82.17%         61.40%         97.10%
------------------------------------------------------------------------------



3. Current Rate

----------------------------------------------------------------------------------------------------------------------------

                                                                                                   Weighted
                                                                 Pct. Of Pool       Weighted           Avg.           Avg.
                                      Number of      Principal   By Principal     Avg. Gross        Current      Principal
Current Rate                              Loans        Balance        Balance         Coupon           FICO        Balance
----------------------------------------------------------------------------------------------------------------------------
5.00 - 5.49                                  14   $  4,274,974           0.97%          5.29%           700   $    305,355
5.50 - 5.99                                  96     26,787,024           6.09          5.836            665        279,031
6.00 - 6.49                                 223     58,795,508          13.37          6.286            669        263,657
6.50 - 6.99                                 703    182,991,867          41.62          6.754            642        260,301
7.00 - 7.49                                 374     81,775,367           18.6          7.224            632        218,651
7.50 - 7.99                                 235     53,554,270          12.18          7.701            633        227,891
8.00 - 8.49                                  75     15,078,841           3.43          8.224            638        201,051
8.50 - 8.99                                  60     10,364,543           2.36          8.718            605        172,742
9.00 & Above                                 35      6,099,182           1.39          9.416            607        174,262
----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,815   $439,721,575         100.00%          6.96%           643   $    242,271
----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                         Weighted
                                             Avg.
                                         Combined
                                         Original      Pct. Full     Pct. Owner
Current Rate                                  LTV            Doc       Occupied
-------------------------------------------------------------------------------
5.00 - 5.49                                 76.47%         80.35%        100.00%
5.50 - 5.99                                  79.1          51.91          98.99
6.00 - 6.49                                 80.93          62.56          99.23
6.50 - 6.99                                 81.16          67.89          98.47
7.00 - 7.49                                 82.73          65.51          98.02
7.50 - 7.99                                 84.27          48.41          93.13
8.00 - 8.49                                 85.89          32.16          86.32
8.50 - 8.99                                 90.22          44.71          89.06
9.00 & Above                                93.39          43.22          88.28
-------------------------------------------------------------------------------
Total:                                      82.17%         61.40%         97.10%
-------------------------------------------------------------------------------



4. Credit Score

----------------------------------------------------------------------------------------------------------------------------

                                                                                                   Weighted
                                                                 Pct. Of Pool       Weighted           Avg.           Avg.
                                      Number of      Principal   By Principal     Avg. Gross        Current      Principal
Credit Score                              Loans        Balance        Balance         Coupon           FICO        Balance
----------------------------------------------------------------------------------------------------------------------------
740 & Above                                  71   $ 17,335,307           3.94%          6.48%           764   $    244,159
720 - 739                                    48     13,478,067           3.07          6.598            729        280,793
700 - 719                                    79     22,391,464           5.09          6.604            708        283,436
680 - 699                                   142     36,938,057            8.4          6.879            688        260,127
660 - 679                                   187     46,876,620          10.66          6.838            669        250,677
640 - 659                                   289     75,443,432          17.16          6.938            649        261,050
620 - 639                                   307     72,783,434          16.55          6.938            629        237,080
600 - 619                                   334     76,428,709          17.38          7.061            610        228,828
580 - 599                                   299     63,348,885          14.41          7.158            589        211,869
560 - 579                                    33      8,674,079           1.97          7.721            572        262,851
540 - 559                                    22      5,210,970           1.19          7.642            551        236,862
520 - 539                                     4        812,550           0.18          9.022            529        203,137
----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,815   $439,721,575         100.00%          6.96%           643   $    242,271
----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                         Weighted
                                             Avg.
                                         Combined
                                         Original      Pct. Full     Pct. Owner
Credit Score                                  LTV            Doc       Occupied
-------------------------------------------------------------------------------
740 & Above                                 81.90%         53.28%         91.35%
720 - 739                                   81.97          54.43          99.48
700 - 719                                   82.46          50.82          94.45
680 - 699                                   82.32          35.59          93.76
660 - 679                                   81.68          47.64          94.68
640 - 659                                   81.42          44.24          95.95
620 - 639                                    82.8          64.62          98.36
600 - 619                                   82.87          82.73          99.45
580 - 599                                   81.83          88.32          99.92
560 - 579                                   83.45          45.81          96.86
540 - 559                                   79.45          45.08          97.48
520 - 539                                   82.88          78.77            100
-------------------------------------------------------------------------------
Total:                                      82.17%         61.40%         97.10%
-------------------------------------------------------------------------------



5. Lien

----------------------------------------------------------------------------------------------------------------------------

                                                                                                   Weighted
                                                                 Pct. Of Pool       Weighted           Avg.           Avg.
                                      Number of      Principal   By Principal     Avg. Gross        Current      Principal
Lien                                      Loans        Balance        Balance         Coupon           FICO        Balance
----------------------------------------------------------------------------------------------------------------------------
1                                         1,815   $439,721,575         100.00%          6.96%           643   $    242,271
----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,815   $439,721,575         100.00%          6.96%           643   $    242,271
----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                         Weighted
                                             Avg.
                                         Combined
                                         Original      Pct. Full     Pct. Owner
Lien                                          LTV            Doc       Occupied
-------------------------------------------------------------------------------
1                                           82.17%         61.40%         97.10%
-------------------------------------------------------------------------------
Total:                                      82.17%         61.40%         97.10%
-------------------------------------------------------------------------------



6. Combined Original LTV

----------------------------------------------------------------------------------------------------------------------------

                                                                                                   Weighted
                                                                 Pct. Of Pool       Weighted           Avg.           Avg.
                                      Number of      Principal   By Principal     Avg. Gross        Current      Principal
Combined Original LTV                     Loans        Balance        Balance         Coupon           FICO        Balance
----------------------------------------------------------------------------------------------------------------------------
60.00 & Below                                21   $  4,500,198           1.02%          6.71%           629   $    214,295
60.01 - 70.00                                26      7,356,185           1.67          6.602            643        282,930
70.01 - 80.00                             1,272    308,665,137           70.2          6.832            646        242,661
80.01 - 85.00                               113     28,061,489           6.38          7.041            622        248,332
85.01 - 90.00                               217     53,765,918          12.23          7.184            636        247,769
90.01 - 95.00                                79     18,614,594           4.23          7.728            631        235,628
95.01 - 100.00                               87     18,758,054           4.27          7.676            656        215,610
----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,815   $439,721,575         100.00%          6.96%           643   $    242,271
----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                         Weighted
                                             Avg.
                                         Combined
                                         Original      Pct. Full     Pct. Owner
Combined Original LTV                         LTV            Doc       Occupied
-------------------------------------------------------------------------------
60.00 & Below                               50.92%         27.08%         95.33%
60.01 - 70.00                               67.12          56.45          81.42
70.01 - 80.00                               79.64             58          98.65
80.01 - 85.00                               84.44          60.38          95.63
85.01 - 90.00                               89.63          74.45          92.75
90.01 - 95.00                               94.86          66.89           92.2
95.01 - 100.00                               99.8          86.23          97.68
-------------------------------------------------------------------------------
Total:                                      82.17%         61.40%         97.10%
-------------------------------------------------------------------------------



7. Original LTV

----------------------------------------------------------------------------------------------------------------------------

                                                                                                   Weighted
                                                                 Pct. Of Pool       Weighted           Avg.           Avg.
                                      Number of      Principal   By Principal     Avg. Gross        Current      Principal
Original LTV                              Loans        Balance        Balance         Coupon           FICO        Balance
----------------------------------------------------------------------------------------------------------------------------
60.00 & Below                                21   $  4,500,198           1.02%          6.71%           629   $    214,295
60.01 - 70.00                                26      7,356,185           1.67          6.602            643        282,930
70.01 - 80.00                             1,272    308,665,137           70.2          6.832            646        242,661
80.01 - 85.00                               113     28,061,489           6.38          7.041            622        248,332
85.01 - 90.00                               217     53,765,918          12.23          7.184            636        247,769
90.01 - 95.00                                79     18,614,594           4.23          7.728            631        235,628
95.01 - 100.00                               87     18,758,054           4.27          7.676            656        215,610
----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,815   $439,721,575         100.00%          6.96%           643   $    242,271
----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                         Weighted
                                             Avg.
                                         Combined
                                         Original      Pct. Full     Pct. Owner
Original LTV                                  LTV            Doc       Occupied
-------------------------------------------------------------------------------
60.00 & Below                               50.92%         27.08%         95.33%
60.01 - 70.00                               67.12          56.45          81.42
70.01 - 80.00                               79.64             58          98.65
80.01 - 85.00                               84.44          60.38          95.63
85.01 - 90.00                               89.63          74.45          92.75
90.01 - 95.00                               94.86          66.89           92.2
95.01 - 100.00                               99.8          86.23          97.68
-------------------------------------------------------------------------------
Total:                                      82.17%         61.40%         97.10%
-------------------------------------------------------------------------------



8. Documentation

----------------------------------------------------------------------------------------------------------------------------

                                                                                                   Weighted
                                                                 Pct. Of Pool       Weighted           Avg.           Avg.
                                      Number of      Principal   By Principal     Avg. Gross        Current      Principal
Documentation                             Loans        Balance        Balance         Coupon           FICO        Balance
----------------------------------------------------------------------------------------------------------------------------
FULL                                      1,180   $269,978,724          61.40%          6.89%           634   $    228,796
STATED                                      594    158,907,673          36.14          7.077            658        267,521
LIMITED                                      34      8,811,728              2          7.053            635        259,168
NO DOC                                        4      1,223,000           0.28          6.571            641        305,750
ALT                                           3        800,450           0.18          6.274            621        266,817
----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,815   $439,721,575         100.00%          6.96%           643   $    242,271
----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                         Weighted
                                             Avg.
                                         Combined
                                         Original      Pct. Full     Pct. Owner
Documentation                                 LTV            Doc       Occupied
-------------------------------------------------------------------------------
FULL                                        83.02%        100.00%         97.97%
STATED                                       80.9              0          96.69
LIMITED                                     80.64              0          79.46
NO DOC                                      69.81              0          82.83
ALT                                         83.11              0            100
-------------------------------------------------------------------------------
Total:                                      82.17%         61.40%         97.10%
-------------------------------------------------------------------------------



9. Purpose

----------------------------------------------------------------------------------------------------------------------------

                                                                                                   Weighted
                                                                 Pct. Of Pool       Weighted           Avg.           Avg.
                                      Number of      Principal   By Principal     Avg. Gross        Current      Principal
Purpose                                   Loans        Balance        Balance         Coupon           FICO        Balance
----------------------------------------------------------------------------------------------------------------------------
PURCHASE                                  1,182   $276,493,126          62.88%          6.94%           650   $    233,920
CASHOUT REFI                                582    152,891,023          34.77          6.979            632        262,699
RATE/TERM REFI                               51     10,337,426           2.35          7.078            628        202,695
----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,815   $439,721,575         100.00%          6.96%           643   $    242,271
----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                         Weighted
                                             Avg.
                                         Combined
                                         Original      Pct. Full     Pct. Owner
Purpose                                       LTV            Doc       Occupied
-------------------------------------------------------------------------------
PURCHASE                                    81.68%         59.54%         97.11%
CASHOUT REFI                                82.91          64.84          96.97
RATE/TERM REFI                              84.24          60.23          98.89
-------------------------------------------------------------------------------
Total:                                      82.17%         61.40%         97.10%
-------------------------------------------------------------------------------



10. Occupancy

----------------------------------------------------------------------------------------------------------------------------

                                                                                                   Weighted
                                                                 Pct. Of Pool       Weighted           Avg.           Avg.
                                      Number of      Principal   By Principal     Avg. Gross        Current      Principal
Occupancy                                 Loans        Balance        Balance         Coupon           FICO        Balance
----------------------------------------------------------------------------------------------------------------------------
OWNER OCCUPIED                            1,746   $426,980,814          97.10%          6.94%           642   $    244,548
INVESTOR                                     52      9,075,605           2.06          7.657            670        174,531
SECOND HOME                                  17      3,665,157           0.83          7.613            679        215,597
----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,815   $439,721,575         100.00%          6.96%           643   $    242,271
----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                         Weighted
                                             Avg.
                                         Combined
                                         Original      Pct. Full     Pct. Owner
Occupancy                                     LTV            Doc       Occupied
-------------------------------------------------------------------------------
OWNER OCCUPIED                              82.12%         61.95%        100.00%
INVESTOR                                    83.87          39.65              0
SECOND HOME                                 84.32          51.03              0
-------------------------------------------------------------------------------
Total:                                      82.17%         61.40%         97.10%
-------------------------------------------------------------------------------



11. Property Type

----------------------------------------------------------------------------------------------------------------------------

                                                                                                   Weighted
                                                                 Pct. Of Pool       Weighted           Avg.           Avg.
                                      Number of      Principal   By Principal     Avg. Gross        Current      Principal
Property Type                             Loans        Balance        Balance         Coupon           FICO        Balance
----------------------------------------------------------------------------------------------------------------------------
SINGLE FAMILY                             1,460   $358,526,386          81.53%          6.93%           642   $    245,566
CONDO                                       151     31,967,751           7.27          7.019            648        211,707
PUD                                         140     31,079,618           7.07          7.174            642        221,997
2 FAMILY                                     47     14,410,115           3.28          6.975            665        306,598
3-4 FAMILY                                    3      1,127,200           0.26          7.418            656        375,733
PUD DETACHED                                  5        958,698           0.22           7.48            648        191,740
PUD ATTACHED                                  4        875,750            0.2          7.462            638        218,938
TOWNHOUSE                                     5        776,058           0.18           7.11            661        155,212
----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,815   $439,721,575         100.00%          6.96%           643   $    242,271
----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                         Weighted
                                             Avg.
                                         Combined
                                         Original      Pct. Full     Pct. Owner
Property Type                                 LTV            Doc       Occupied
-------------------------------------------------------------------------------
SINGLE FAMILY                               82.12%         62.77%         98.04%
CONDO                                       81.03          64.27          92.24
PUD                                          84.2          46.83          92.65
2 FAMILY                                    81.48          56.86          94.28
3-4 FAMILY                                     80          42.58            100
PUD DETACHED                                82.68          51.52            100
PUD ATTACHED                                81.65              0            100
TOWNHOUSE                                   88.05          84.63          84.63
-------------------------------------------------------------------------------
Total:                                      82.17%         61.40%         97.10%
-------------------------------------------------------------------------------



12. State

----------------------------------------------------------------------------------------------------------------------------

                                                                                                   Weighted
                                                                 Pct. Of Pool       Weighted           Avg.           Avg.
                                      Number of      Principal   By Principal     Avg. Gross        Current      Principal
State                                     Loans        Balance        Balance         Coupon           FICO        Balance
----------------------------------------------------------------------------------------------------------------------------
CA                                          551   $185,510,420          42.19%          6.70%           648   $    336,680
FL                                          183     37,113,454           8.44          7.202            640        202,806
GA                                          124     20,493,698           4.66          7.616            624        165,272
MD                                           66     18,188,931           4.14          7.179            626        275,590
MN                                           87     17,153,162            3.9          7.195            625        197,163
VA                                           57     16,305,192           3.71          6.985            643        286,056
IL                                           68     15,765,444           3.59          6.955            655        231,845
CO                                           88     15,178,631           3.45          6.927            629        172,484
NV                                           60     13,826,785           3.14          6.779            645        230,446
NJ                                           49     13,276,723           3.02          6.985            658        270,954
Other                                       482     86,909,136          19.76          7.188            643        180,309
----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,815   $439,721,575         100.00%          6.96%           643   $    242,271
----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                         Weighted
                                             Avg.
                                         Combined
                                         Original      Pct. Full     Pct. Owner
State                                         LTV            Doc       Occupied
-------------------------------------------------------------------------------
CA                                          80.91%         51.10%         97.97%
FL                                          82.22          69.99          94.52
GA                                          85.32          59.57          91.88
MD                                          82.49          82.77            100
MN                                          83.55          67.35          94.49
VA                                           81.7          72.75            100
IL                                          84.61          53.08            100
CO                                          82.01          83.34          98.98
NV                                          81.24          67.05          98.05
NJ                                          87.05          87.34          96.63
Other                                       82.85          65.17          96.02
-------------------------------------------------------------------------------
Total:                                      82.17%         61.40%         97.10%
-------------------------------------------------------------------------------



13. Zip

----------------------------------------------------------------------------------------------------------------------------

                                                                                                   Weighted
                                                                 Pct. Of Pool       Weighted           Avg.           Avg.
                                      Number of      Principal   By Principal     Avg. Gross        Current      Principal
Zip                                       Loans        Balance        Balance         Coupon           FICO        Balance
----------------------------------------------------------------------------------------------------------------------------
93905                                         5   $  2,089,382           0.48%          6.68%           663   $    417,876
94531                                         4      1,882,000           0.43          7.216            647        470,500
95206                                         6      1,782,826           0.41          6.585            678        297,138
60618                                         5      1,763,155            0.4          6.776            709        352,631
92508                                         4      1,664,500           0.38          6.429            650        416,125
94603                                         5      1,492,000           0.34          6.376            671        298,400
94565                                         4      1,481,000           0.34          6.558            663        370,250
20721                                         3      1,480,800           0.34          7.487            670        493,600
92336                                         4      1,479,322           0.34          6.835            688        369,830
92503                                         4      1,439,350           0.33          6.916            654        359,838
Other                                     1,771    423,167,240          96.24          6.964            642        238,943
----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,815   $439,721,575         100.00%          6.96%           643   $    242,271
----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                         Weighted
                                             Avg.
                                         Combined
                                         Original      Pct. Full     Pct. Owner
Zip                                           LTV            Doc       Occupied
-------------------------------------------------------------------------------
93905                                       80.00%         17.80%        100.00%
94531                                       81.34          20.09            100
95206                                       80.96          50.82            100
60618                                       85.41           39.5            100
92508                                       86.44          75.13            100
94603                                          80            100            100
94565                                       78.28          33.76            100
20721                                       82.11          30.79            100
92336                                          80          20.27            100
92503                                       81.05              0            100
Other                                       82.19           62.3          96.99
-------------------------------------------------------------------------------
Total:                                      82.17%         61.40%         97.10%
-------------------------------------------------------------------------------



14. Remaining Months to Maturity

----------------------------------------------------------------------------------------------------------------------------

                                                                                                   Weighted
                                                                 Pct. Of Pool       Weighted           Avg.           Avg.
                                      Number of      Principal   By Principal     Avg. Gross        Current      Principal
Remaining Months to Maturity              Loans        Balance        Balance         Coupon           FICO        Balance
----------------------------------------------------------------------------------------------------------------------------
241 - 360                                 1,815   $439,721,575         100.00%          6.96%           643   $    242,271
----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,815   $439,721,575         100.00%          6.96%           643   $    242,271
----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                         Weighted
                                             Avg.
                                         Combined
                                         Original      Pct. Full     Pct. Owner
Remaining Months to Maturity                  LTV            Doc       Occupied
-------------------------------------------------------------------------------
241 - 360                                   82.17%         61.40%         97.10%
-------------------------------------------------------------------------------
Total:                                      82.17%         61.40%         97.10%
-------------------------------------------------------------------------------



15. Amortization Type

----------------------------------------------------------------------------------------------------------------------------

                                                                                                   Weighted
                                                                 Pct. Of Pool       Weighted           Avg.           Avg.
                                      Number of      Principal   By Principal     Avg. Gross        Current      Principal
Amortization Type                         Loans        Balance        Balance         Coupon           FICO        Balance
----------------------------------------------------------------------------------------------------------------------------
2 YR ARM IO                               1,557   $385,341,526          87.63%          6.93%           643   $    247,490
3 YR ARM IO                                 194     42,043,129           9.56          7.303            637        216,717
FIXED IO                                     51      9,407,721           2.14          6.865            665        184,465
5 YR ARM IO                                  13      2,929,200           0.67          6.264            659        225,323
----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,815   $439,721,575         100.00%          6.96%           643   $    242,271
----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                         Weighted
                                             Avg.
                                         Combined
                                         Original      Pct. Full     Pct. Owner
Amortization Type                             LTV            Doc       Occupied
-------------------------------------------------------------------------------
2 YR ARM IO                                 81.92%         61.84%         97.83%
3 YR ARM IO                                 84.32             56          91.11
FIXED IO                                    83.95          68.23          94.42
5 YR ARM IO                                 78.94          58.31          95.51
-------------------------------------------------------------------------------
Total:                                      82.17%         61.40%         97.10%
-------------------------------------------------------------------------------



16. Initial Periodic Cap

----------------------------------------------------------------------------------------------------------------------------

                                                                                                   Weighted
                                                                 Pct. Of Pool       Weighted           Avg.           Avg.
                                      Number of      Principal   By Principal     Avg. Gross        Current      Principal
Initial Periodic Cap                      Loans        Balance        Balance         Coupon           FICO        Balance
----------------------------------------------------------------------------------------------------------------------------
<= 0.00                                      51   $  9,407,721           2.14%          6.87%           665   $    184,465
0.51 - 1.00                                   1        120,800           0.03           6.15            615        120,800
1.01 - 1.50                                 122     29,905,302            6.8          7.001            643        245,125
1.51 - 2.00                                 615    162,628,227          36.98          6.971            639        264,436
2.51 - 3.00                                 960    223,727,794          50.88          6.914            646        233,050
3.01 - 3.50                                   2        240,691           0.05          5.886            672        120,345
4.51 - 5.00                                   6      1,361,900           0.31          6.276            672        226,983
5.51 - 6.00                                  58     12,329,140            2.8          7.635            616        212,571
----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,815   $439,721,575         100.00%          6.96%           643   $    242,271
----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                         Weighted
                                             Avg.
                                         Combined
                                         Original      Pct. Full     Pct. Owner
Initial Periodic Cap                          LTV            Doc       Occupied
-------------------------------------------------------------------------------
<= 0.00                                     83.95%         68.23%         94.42%
0.51 - 1.00                                    80              0            100
1.01 - 1.50                                 81.36          41.32          98.81
1.51 - 2.00                                  81.9          71.08          98.65
2.51 - 3.00                                  82.3           58.4          96.24
3.01 - 3.50                                    80              0            100
4.51 - 5.00                                 77.52          10.34            100
5.51 - 6.00                                 84.55          39.11          89.84
-------------------------------------------------------------------------------
Total:                                      82.17%         61.40%         97.10%
-------------------------------------------------------------------------------



17. Periodic Cap

----------------------------------------------------------------------------------------------------------------------------

                                                                                                   Weighted
                                                                 Pct. Of Pool       Weighted           Avg.           Avg.
                                      Number of      Principal   By Principal     Avg. Gross        Current      Principal
Periodic Cap                              Loans        Balance        Balance         Coupon           FICO        Balance
----------------------------------------------------------------------------------------------------------------------------
<= 0.00                                      51   $  9,407,721           2.14%          6.87%           665   $    184,465
0.51 - 1.00                                 771    178,135,060          40.51          6.928            648        231,044
1.01 - 1.50                                 935    239,752,255          54.52           6.95            639        256,420
1.51 - 2.00                                  19      5,590,600           1.27          6.488            626        294,242
3.01 >=                                      39      6,835,940           1.55          8.463            610        175,281
----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,815   $439,721,575         100.00%          6.96%           643   $    242,271
----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                         Weighted
                                             Avg.
                                         Combined
                                         Original      Pct. Full     Pct. Owner
Periodic Cap                                  LTV            Doc       Occupied
-------------------------------------------------------------------------------
<= 0.00                                     83.95%         68.23%         94.42%
0.51 - 1.00                                 82.49           36.4          94.42
1.01 - 1.50                                 81.78          80.83          99.57
1.51 - 2.00                                 75.32          22.85          96.24
3.01 >=                                     90.72          53.43          84.75
-------------------------------------------------------------------------------
Total:                                      82.17%         61.40%         97.10%
-------------------------------------------------------------------------------



18. Months to Rate Reset

----------------------------------------------------------------------------------------------------------------------------

                                                                                                   Weighted
                                                                 Pct. Of Pool       Weighted           Avg.           Avg.
                                      Number of      Principal   By Principal     Avg. Gross        Current      Principal
Months to Rate Reset                      Loans        Balance        Balance         Coupon           FICO        Balance
----------------------------------------------------------------------------------------------------------------------------
<= 0                                         51   $  9,407,721           2.14%          6.87%           665   $    184,465
12-Jan                                        1        120,800           0.03           6.15            615        120,800
13 - 24                                   1,556    385,220,726          87.61          6.927            643        247,571
25 - 36                                     194     42,043,129           9.56          7.303            637        216,717
49 & Above                                   13      2,929,200           0.67          6.264            659        225,323
----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,815   $439,721,575         100.00%          6.96%           643   $    242,271
----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                         Weighted
                                             Avg.
                                         Combined
                                         Original      Pct. Full     Pct. Owner
Months to Rate Reset                          LTV            Doc       Occupied
-------------------------------------------------------------------------------
<= 0                                        83.95%         68.23%         94.42%
12-Jan                                         80              0            100
13 - 24                                     81.92          61.86          97.83
25 - 36                                     84.32             56          91.11
49 & Above                                  78.94          58.31          95.51
-------------------------------------------------------------------------------
Total:                                      82.17%         61.40%         97.10%
-------------------------------------------------------------------------------



19. Life Maximum Rate

----------------------------------------------------------------------------------------------------------------------------

                                                                                                   Weighted
                                                                 Pct. Of Pool       Weighted           Avg.           Avg.
                                      Number of      Principal   By Principal     Avg. Gross        Current      Principal
Life Maximum Rate                         Loans        Balance        Balance         Coupon           FICO        Balance
----------------------------------------------------------------------------------------------------------------------------
0.00 - ?.01                                  51   $  9,407,721           2.14%          6.87%           665   $    184,465
0.00 - 11.99                                 55     15,011,350           3.41            5.8            663        272,934
12.00 - 12.49                                61     14,356,633           3.26           6.17            663        235,355
12.50 - 12.99                               389    108,055,121          24.57          6.641            642        277,777
13.00 - 13.49                               371     91,752,247          20.87          6.778            651        247,311
13.50 - 13.99                               500    122,420,373          27.84           7.03            641        244,841
14.00 - 14.49                               208     43,769,092           9.95          7.508            631        210,428
14.50 - 14.99                               124     24,089,840           5.48           8.01            620        194,273
15.00 - 15.49                                33      6,517,258           1.48          8.764            638        197,493
15.50 - 15.99                                17      3,374,818           0.77          9.079            608        198,519
16.00 & Above                                 6        967,123           0.22          9.945            567        161,187
----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,815   $439,721,575         100.00%          6.96%           643   $    242,271
----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                         Weighted
                                             Avg.
                                         Combined
                                         Original      Pct. Full     Pct. Owner
Life Maximum Rate                             LTV            Doc       Occupied
-------------------------------------------------------------------------------
0.00 - ?.01                                 83.95%         68.23%         94.42%
0.00 - 11.99                                78.28          34.23          97.29
12.00 - 12.49                               79.43          35.42            100
12.50 - 12.99                               80.66          64.72           98.8
13.00 - 13.49                               82.23           70.2          98.73
13.50 - 13.99                                82.1             65          96.25
14.00 - 14.49                               83.11          53.95          94.04
14.50 - 14.99                               87.08           52.6           94.1
15.00 - 15.49                               90.76          26.56          93.54
15.50 - 15.99                               90.19          16.78          92.83
16.00 & Above                               87.22          86.25          94.68
-------------------------------------------------------------------------------
Total:                                      82.17%         61.40%         97.10%
-------------------------------------------------------------------------------


20. Margin

----------------------------------------------------------------------------------------------------------------------------

                                                                                                   Weighted
                                                                 Pct. Of Pool       Weighted           Avg.           Avg.
                                      Number of      Principal   By Principal     Avg. Gross        Current      Principal
Margin                                    Loans        Balance        Balance         Coupon           FICO        Balance
----------------------------------------------------------------------------------------------------------------------------
0.00 - ?.01                                  51   $  9,407,721           2.14%          6.87%           665   $    184,465
0.00 - 4.99                                 155     35,869,071           8.16          6.228            674        231,413
5.00 - 5.49                                 168     45,489,025          10.34          6.382            657        270,768
5.50 - 5.99                                 323     85,942,288          19.54          6.681            649        266,075
6.00 - 6.49                                 529    134,369,352          30.56           6.93            638        254,006
6.50 - 6.99                                 443    101,355,242          23.05          7.352            631        228,793
7.00 & Above                                146     27,288,876           6.21          8.448            621        186,910
----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,815   $439,721,575         100.00%          6.96%           643   $    242,271
----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                         Weighted
                                             Avg.
                                         Combined
                                         Original      Pct. Full     Pct. Owner
Margin                                        LTV            Doc       Occupied
-------------------------------------------------------------------------------
0.00 - ?.01                                 83.95%         68.23%         94.42%
0.00 - 4.99                                 81.42          49.75          99.57
5.00 - 5.49                                 79.62          41.31          94.42
5.50 - 5.99                                 81.31          63.54          97.69
6.00 - 6.49                                 81.49           65.6          98.96
6.50 - 6.99                                  83.1          71.99          98.75
7.00 & Above                                 89.4           41.1          82.16
-------------------------------------------------------------------------------
Total:                                      82.17%         61.40%         97.10%
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
IOTERM                        Count             Balance    % Balance    GrossWAC
--------------------------------------------------------------------------------
6                                 1         $120,800.00         0.03        6.15
--------------------------------------------------------------------------------
24                              178      $38,006,240.54         8.64       6.874
--------------------------------------------------------------------------------
36                               42       $7,514,792.97         1.71       7.566
--------------------------------------------------------------------------------
60                             1574     $388,692,191.67         88.4       6.959
--------------------------------------------------------------------------------
120                              20       $5,387,549.99         1.23       6.612
--------------------------------------------------------------------------------
Total:                         1815     $439,721,575.17          100       6.957
--------------------------------------------------------------------------------
disclaimer
No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

disclaimer
No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

Collateral Analysis                             Total         $1,495,284,015.42

                                               Wtd Avg            Percent of      Wtd Avg           Wtd Avg  Wtd Avg   Wtd Avg
   FICO Low          FICO High       LTV    Current Balance     Current Balance     GWAC   % MI       FICO     DTI       LTV
   --------          ---------       ---    ---------------     ---------------     ----   ----       ----     ---       ---
            500            524     > 65%       162,672.81            1.46%          8.49     0      513.901   40.949    78.504
            525            549     > 65%       168,760.10            3.72%          8.34     0      537.138   42.882     81.68
            550            574     > 65%       166,771.46            7.35%          8.06     0      563.115   42.916    83.518
            575            599     > 70%       165,802.22           15.07%          7.6      0      588.223   41.737    82.702
            600            624     > 70%       164,407.64           18.49%          7.45     0      611.935   42.468    82.484
            625            649     > 70%       165,711.48           17.06%          7.34     0      636.908    41.71    80.569
            650            674     > 80%       124,090.94            4.95%          7.82     0      661.445   41.787    81.238
            675            699     > 80%       126,118.62            3.14%          7.91     0      685.427    42.12    79.763
            700            724     > 80%       116,861.54            1.30%          7.84     0       709.57   39.956    79.426
            725            749     > 85%       120,727.92            0.74%          7.75     0      737.053   42.825    81.487
            750            774     > 85%       139,735.24            0.35%          7.33     0      761.657   39.903    85.349
            775            799     > 85%       214,874.08            0.36%          7.05     0      787.402   38.467    91.278
            800 max                > 85%



   FICO Low          % SFD      % PUD    % Owner Occ  % Full Doc  % Ltd Doc   % Stated Doc  % Int Only
   --------          -----      -----    -----------  ----------  ---------   ------------  ----------
            500      80.282    11.146       97.756      70.171      2.026        27.803       0.791        23.07    0.496     13.339
            525      83.351     8.706        98.35      64.968      4.357        30.675       4.705       20.554    4.947      8.102
            550       83.08     4.968       96.803      68.071      3.519         28.31       6.673       18.925    5.867      9.869
            575      85.062     6.402       97.855      75.594      3.393         20.77      29.078       20.812     2.96      11.38
            600      81.173     6.941       96.087      68.548       2.63        28.598       34.23       23.544    2.735     11.077
            625      77.076     8.468       92.509      52.518       2.43         44.76      33.381       24.951    4.889      10.94
            650      75.539     5.346       83.579      52.264      2.255        45.333       19.92        25.02    6.318      8.436
            675      67.478        10       82.215      51.729      1.871        45.749      24.556       19.505    7.827     11.618
            700      68.908      6.63       86.219      47.806      1.009        51.046      27.506       22.528    3.653     12.634
            725      73.797     4.952        81.73      52.737       0.68        40.601      26.956       15.936    0.702      7.163
            750      57.399     1.643       85.532      75.674          0         19.59        30.3        4.406   17.112     11.469
            775      67.716         0       74.699      53.778          0        28.673      19.463        15.24   10.163      5.525
            800 max


                                               Wtd Avg            Percent of      Wtd Avg           Wtd Avg  Wtd Avg   Wtd Avg
   LTV Low            LTV High       DTI    Current Balance     Current Balance     GWAC   % MI       FICO     DTI       LTV
   -------            --------       ---    ---------------     ---------------     ----   ----       ----     ---       ---
            60%            64%     > 50%       232,006.79            0.28%         7.950   0.00       597     52.46     61.96
            65%            69%     > 50%       230,514.10            0.31%         7.510   0.00       598     53.44     66.61
            70%            74%     > 50%       261,356.30            0.61%         7.360   0.00       594     52.97     71.78
            75%            79%     > 50%       245,037.50            0.88%         7.320   0.00       592     53.10     76.26
            80%            84%     > 50%       220,081.02            3.50%         7.000   0.00       622     52.66     80.32
            85%            89%     > 50%       207,719.85            0.76%         7.720   0.00       587     52.63     85.41
            90%            94%     > 50%       200,841.87            1.48%         7.540   0.00       605     52.69     90.07
            95%            99%     > 50%       155,958.05            0.48%         8.300   0.00       623     53.90     94.23
           100% max                > 50%        79,763.70            0.68%         8.750   0.00       639     52.60     80.99




   LTV Low            % SFD   % PUD  % Owner Occ  % Full Doc  % Ltd Doc  % Stated Doc  % Int Only
   -------            -----   -----  -----------  ----------  ---------  ------------  ----------
            60%       90.31    3.47     86.01        37.62       8.84        53.54        0.00       43.401     22.228      5.145
            65%       81.31   11.92     95.01        48.22       6.07        45.71        4.99       20.089       6.28       3.55
            70%       89.95    3.71     96.26        60.38      16.58        23.05        5.59       32.934      9.224      6.342
            75%       58.42    9.34     83.47        73.23       3.41        23.37        3.74       26.413     13.022      8.429
            80%       78.17   10.36     92.76        62.59       0.75        36.66       27.06       33.363      9.551      6.206
            85%       69.46    5.69     93.49        70.05       0.60        29.36        3.08       12.184      1.515     11.974
            90%       74.95    5.89     80.93        77.76       7.56        14.68        6.13       15.612      6.387     11.607
            95%       78.44    7.50     81.06        89.59       0.00        10.05       15.69        13.53      0.334      8.428
           100% max   79.98   15.08     95.47        76.17       3.52        19.65       21.88        4.714      4.845      6.959
                                                                                                                            -----

                                                Wtd Avg           Percent of      Wtd Avg           Wtd Avg  Wtd Avg   Wtd Avg
   DTI Low            DTI High      FICO    Current Balance     Current Balance     GWAC   % MI       FICO     DTI       LTV
   -------            --------      ----    ---------------     ---------------     ----   ----       ----     ---       ---
            20%            24%     < 525       135,335.27            0.06%          8.85     0      519.015   22.533    77.887
            25%            29%     < 550       122,153.87            0.29%          8.54     0      529.195   27.177    77.865
            30%            34%     < 575       140,861.74            1.38%          8.29     0      542.321   32.021    75.436
            35%            39%     < 600       157,246.22            4.09%          7.78     0      571.592    37.19    80.244
            40%            44%     < 625       164,297.18            9.79%          7.73     0      588.597   42.109    79.926
            45%            49%     < 650       174,166.53           21.73%          7.58     0      602.597   47.089    80.389
            50%            54%     < 675       185,428.64           11.71%          7.5      0      602.918   51.185    80.375
            55% max                < 700       202,024.81            1.92%          7.48     0      603.348   55.405    79.547



   DTI Low            % SFD    % PUD  % Owner Occ   % Full Doc  % Ltd Doc   % Stated Doc   % Int Only
   -------            -----    -----  -----------   ----------  ---------   ------------   ----------
            20%       90.701       0        100       48.452          0        51.548             0       51.548        0          0
            25%       84.495  15.505     98.155        64.23      5.361        30.409        23.112        6.228        0     20.668
            30%       83.045   7.602     97.685       67.439          0        32.561         3.817       12.725     2.31      9.211
            35%       85.866   5.316     95.484       71.503      4.526        23.936         21.62       20.718    3.879     14.605
            40%       82.442   7.353     97.419       65.294      1.787        32.559        26.084        23.97    4.892      9.942
            45%       81.333   6.182     95.947       63.504      2.216        34.214        29.724       25.289    3.618     11.725
            50%       79.225   7.398     92.653       64.878      2.665        32.404        21.221       24.893    7.537      7.849
            55% max   75.163   6.201     89.188       66.599       9.04        24.361        16.111       29.223    5.145      7.633


LIMITED AND STATED DOC

                                      Wtd Avg         Percent of      Wtd Avg            Wtd Avg   Wtd Avg   Wtd Avg
   FICO Low          FICO High    Current Balance   Current Balance     GWAC    % MI       FICO      DTI       LTV     % SFD   % PUD
   --------          ---------    ---------------   ---------------     ----    ----       ----      ---       ---     -----   -----
            500            524       195,461.90          0.60%         8.730      0      513.285    40.93     72.34    77.90   14.94
            525            549       230,172.16          1.59%         8.200      0      537.327    43.11     76.25    86.65    4.92
            550            574       246,693.78          2.87%         7.730      0      562.402    43.00     75.85    79.04    5.49
            575            599       225,170.00          4.43%         7.650      0      587.575    41.72     78.48    83.72    7.60
            600            624       208,593.09          6.64%         7.520      0      612.821    41.87     82.15    80.63    7.31
            625            649       185,168.55          8.64%         7.470      0       637.5     42.01     78.48    72.67   12.15
            650            674       183,414.95          8.35%         7.400      0      660.961    41.50     78.60    76.49    7.10
            675            699       183,830.00          5.11%         7.450      0      685.721    42.47     77.64    69.90    8.18
            700            724       175,352.26          2.37%         7.360      0      711.838    41.52     77.97    66.81    7.65
            725            749       166,040.23          1.20%         7.280      0      737.214    40.87     77.24    75.18    6.76
            750            774       169,944.93          0.39%         7.080      0      759.944    40.49     79.53    78.90    1.97
            775            799       185,255.73          0.32%         6.810      0      786.575    38.35     80.46    67.48    5.22
            800 max                  264,174.80          0.05%         6.760      0      804.961    49.38     74.67   100.00    0.00



   FICO Low             % Owner Occ   % Full Doc   % Ltd Doc   % Stated Doc   % Int Only   % CA    % NY    % FL
   --------             -----------   ----------   ---------   ------------   ----------   ----    ----    ----
            500            97.96           0          0.00         0.00          1.92      40.23   0.00   11.68
            525            98.67           0          0.00         0.00          3.69      35.33   9.47    8.79
            550            94.85           0          0.00         0.00         12.19      33.63  11.80    8.36
            575            95.29           0          0.00         0.00         12.62      27.70   4.81   11.77
            600            96.45           0          0.00         0.00         19.40      33.14   4.61   10.07
            625            94.10           0          0.00         0.00         30.28      32.26   6.04   10.02
            650            93.74           0          0.00         0.00         32.55      36.00   6.45    7.69
            675            88.38           0          0.00         0.00         37.86      38.20   4.66    6.00
            700            94.32           0          0.00         0.00         37.34      30.76   2.32    9.51
            725            94.65           0          0.00         0.00         43.56      31.92   2.76   12.51
            750            90.91           0          0.00         0.00         30.73      40.49   7.56   10.82
            775            89.01           0          0.00         0.00         40.65      41.03   6.41    5.56
            800 max       100.00           0          0.00         0.00         37.96      37.96   0.00    0.00


IO LOANS

                                      Wtd Avg         Percent of      Wtd Avg            Wtd Avg   Wtd Avg   Wtd Avg
   FICO Low          FICO High    Current Balance   Current Balance     GWAC    % MI       FICO      DTI       LTV     % SFD   % PUD
   --------          ---------    ---------------   ---------------     ----    ----       ----      ---       ---     -----   -----
            500            524       172,500.00          0.01%          8.88      0        521      26.78       75       0       100
            525            549       218,345.83          0.18%         8.420    0.00     541.041    39.33     84.33   100.00    0.00
            550            574       236,147.18          0.55%         7.610    0.00     562.918    40.42     80.01    78.84    6.99
            575            599       216,092.53          4.48%         7.180    0.00     588.692    42.04     82.02    87.51    4.63
            600            624       229,421.68          6.46%         7.030    0.00     612.332    42.68     82.78    82.44    8.11
            625            649       246,409.22          5.92%         6.960    0.00     637.064    41.92     82.41    79.98    9.83
            650            674       259,055.36          5.13%         6.890    0.00     660.128    42.65     81.33    82.48    6.61
            675            699       255,423.13          3.13%         6.850    0.00     686.029    43.30     82.44    76.78    9.85
            700            724       289,821.37          1.78%         6.620    0.00     710.671    42.78     82.02    77.40    6.41
            725            749       252,666.87          0.98%         6.630    0.00     736.757    42.87     82.67    77.64    3.81
            750            774       235,130.02          0.46%         6.420    0.00     761.209    41.52     82.28    71.62    6.66
            775            799       278,563.96          0.30%         6.250    0.00     786.774    41.44     83.75    86.30    3.13
            800 max                  203,599.98          0.04%         5.950    0.00     802.672    42.67     62.70    83.30    0.00



   FICO Low             % Owner Occ   % Full Doc   % Ltd Doc   % Stated Doc   % Int Only   % CA    % NY    % FL
   --------             -----------   ----------   ---------   ------------   ----------   ----    ----    ----
            500             100             0           0             0           100          0      0       0
            525            94.99         0.00         0.00         0.00         100.00      8.02   0.00   13.52
            550            96.71         0.00         0.00         0.00         100.00     56.71   0.00    7.80
            575            99.92         0.00         0.00         0.00         100.00     34.38   1.34    8.62
            600            99.19         0.00         0.00         0.00         100.00     37.72   0.91    8.20
            625            96.99         0.00         0.00         0.00         100.00     42.60   0.59   10.60
            650            95.85         0.00         0.00         0.00         100.00     46.00   1.25    7.42
            675            93.90         0.00         0.00         0.00         100.00     50.36   1.24    7.01
            700            95.34         0.00         0.00         0.00         100.00     48.75   1.22   11.92
            725            97.09         0.00         0.00         0.00         100.00     40.00   4.78    2.12
            750            84.99         0.00         0.00         0.00         100.00     36.78   6.41    8.70
            775            97.32         0.00         0.00         0.00         100.00     62.41   0.00    0.00
            800 max       100.00         0.00         0.00         0.00         100.00     83.30   0.00    0.00

Selection Criteria: GSAMP 05 HE4; 40 Years
Table of Contents

1. Summary
2. Current Principal Balance
3. Current Rate
4. Credit Score
5. Lien
6. Combined Original LTV
7. Original LTV
8. Documentation
9. Purpose
10. Occupancy
11. Property Type
12. State
13. Zip
14. Remaining Months to Maturity
15. Amortization Type
16. Initial Periodic Cap
17. Periodic Cap
18. Months to Rate Reset
19. Life Maximum Rate
20. Margin


1. Summary

Scheduled Principal Balance: $51,770,954
Number of Mortgage Loans: 214
Average Scheduled Principal Balance: $241,920
Weighted Average Gross Coupon: 7.130%
Weighted Average Net Coupon: 6.620%
Weighted Average Current FICO Score: 613
Weighted Average Original LTV Ratio: 80.02%
Weighted Average Combined Original LTV Ratio: 80.02%
Weighted Average Stated Remaining Term (months): 478
Weighted Average Seasoning(months): 2
Weighted Average Months to Roll: 25
Weighted Average Gross Margin: 6.00%
Weighted Average Initial Rate Cap: 3.00%
Weighted Average Periodic Rate Cap: 1.00%
Weighted Average Gross Maximum Lifetime Rate: 13.16%



2. Current Principal Balance

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Weighted
                                                            Pct. Of   Weighted   Weighted                   Avg.
                                    Number                  Pool By       Avg.       Avg.         Avg.  Combined    Pct.       Pct.
                                        of     Principal  Principal      Gross    Current    Principal  Original    Full      Owner
Current Principal Balance            Loans       Balance    Balance     Coupon       FICO      Balance       LTV     Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,001 - $75,000                        7   $   456,839       0.88%      7.38%       621  $    65,263     81.27%  85.12%     74.40%
$75,001 - $100,000                       9       836,734       1.62      8.153        608       92,970     80.76      45        100
$100,001 - $125,000                     13     1,458,419       2.82      7.108        648      112,186     72.87   44.94      92.81
$125,001 - $150,000                     21     2,869,284       5.54      7.966        595      136,633     79.44   47.79      85.65
$150,001 - $200,000                     46     8,244,622      15.93        7.3        616      179,231     80.52   59.19      97.91
$200,001 - $250,000                     28     6,439,441      12.44      6.953        612      229,980     78.86   45.74        100
$250,001 - $300,000                     36     9,806,434      18.94      7.135        622      272,401     78.15   27.84      97.25
$300,001 - $350,000                     15     4,834,873       9.34      6.692        625      322,325     84.06   26.63        100
$350,001 - $400,000                     14     5,277,873      10.19      7.152        590      376,991     76.13   63.84        100
$400,001 & Above                        25    11,546,435       22.3      6.988        611      461,857     82.93   28.75      95.84
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 214   $51,770,954     100.00%      7.13%       613  $   241,920     80.02%  41.19%     97.00%
------------------------------------------------------------------------------------------------------------------------------------



3. Current Rate

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Weighted
                                                            Pct. Of   Weighted   Weighted                   Avg.
                                    Number                  Pool By       Avg.       Avg.         Avg.  Combined    Pct.       Pct.
                                        of     Principal  Principal      Gross    Current    Principal  Original    Full      Owner
Current Rate                         Loans       Balance    Balance     Coupon       FICO      Balance       LTV     Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.00 - 5.49                              5   $ 1,616,061       3.12%      5.33%       661  $   323,212     83.98%  53.84%    100.00%
5.50 - 5.99                             13     2,885,413       5.57      5.861        653      221,955      80.1   64.14        100
6.00 - 6.49                             34     9,164,520       17.7      6.245        643      269,545     76.73   47.01        100
6.50 - 6.99                             56    13,971,390      26.99      6.742        632      249,489     79.89   33.75      98.02
7.00 - 7.49                             37     9,408,504      18.17       7.25        596      254,284     81.53   47.99      93.36
7.50 - 7.99                             26     5,884,875      11.37       7.72        605      226,341     81.34   34.74      97.68
8.00 - 8.49                             14     3,390,180       6.55      8.201        563      242,156     84.57   17.19      86.42
8.50 - 8.99                             15     3,016,569       5.83      8.736        549      201,105     77.31   41.76      98.12
9.00 & Above                            14     2,433,443        4.7     10.018        551      173,817     78.43   48.46        100
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 214   $51,770,954     100.00%      7.13%       613  $   241,920     80.02%  41.19%     97.00%
------------------------------------------------------------------------------------------------------------------------------------



4. Credit Score

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Weighted
                                                            Pct. Of   Weighted   Weighted                   Avg.
                                    Number                  Pool By       Avg.       Avg.         Avg.  Combined    Pct.       Pct.
                                        of     Principal  Principal      Gross    Current    Principal  Original    Full      Owner
Credit Score                         Loans       Balance    Balance     Coupon       FICO      Balance       LTV     Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                              5   $ 1,174,496       2.27%      6.25%       765  $   234,899     73.36%  14.64%     85.36%
720 - 739                                5     1,181,430       2.28      6.283        726      236,286     79.29   10.06        100
700 - 719                                9     1,607,467        3.1       6.27        705      178,607     79.21   36.46      93.47
680 - 699                               15     3,148,358       6.08      6.673        685      209,891      78.6   43.59      84.76
660 - 679                               16     5,042,069       9.74      6.484        670      315,129     77.74   13.78        100
640 - 659                               21     3,891,612       7.52      6.949        649      185,315     78.57    6.38        100
620 - 639                               20     4,930,603       9.52      6.711        629      246,530     80.61   32.06        100
600 - 619                               24     6,578,287      12.71      6.865        610      274,095      79.8   31.71      97.01
580 - 599                               36     8,862,619      17.12      7.171        591      246,184     84.27   52.08      95.48
560 - 579                               24     6,681,039       12.9      7.447        571      278,377     82.15   72.39      99.15
540 - 559                               19     4,444,870       8.59      8.021        550      233,941     79.56    70.1        100
520 - 539                               10     2,047,910       3.96      8.522        528      204,791     80.95   38.53        100
500 - 519                               10     2,180,194       4.21      8.661        508      218,019     70.11   50.87      93.35
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 214   $51,770,954     100.00%      7.13%       613  $   241,920     80.02%  41.19%     97.00%
------------------------------------------------------------------------------------------------------------------------------------



5. Lien

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Weighted
                                                            Pct. Of   Weighted   Weighted                   Avg.
                                    Number                  Pool By       Avg.       Avg.         Avg.  Combined    Pct.       Pct.
                                        of     Principal  Principal      Gross    Current    Principal  Original    Full      Owner
Lien                                 Loans       Balance    Balance     Coupon       FICO      Balance       LTV     Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
1                                      214   $51,770,954     100.00%      7.13%       613  $   241,920     80.02%  41.19%     97.00%
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 214   $51,770,954     100.00%      7.13%       613  $   241,920     80.02%  41.19%     97.00%
------------------------------------------------------------------------------------------------------------------------------------



6. Combined Original LTV

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Weighted
                                                            Pct. Of   Weighted   Weighted                   Avg.
                                    Number                  Pool By       Avg.       Avg.         Avg.  Combined    Pct.       Pct.
                                        of     Principal  Principal      Gross    Current    Principal  Original    Full      Owner
Combined Original LTV                Loans       Balance    Balance     Coupon       FICO      Balance       LTV     Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00 & Below                           10   $ 2,032,005       3.92%      6.71%       620  $   203,200     48.44%  39.09%     92.87%
60.01 - 70.00                           17     3,526,805       6.81       8.06        573      207,459     67.44   49.41      93.16
70.01 - 80.00                          120    30,112,523      58.16      6.929        629      250,938     78.97   36.32       97.4
80.01 - 85.00                           22     5,313,961      10.26      6.957        602      241,544     84.38   46.86        100
85.01 - 90.00                           34     8,505,774      16.43      7.623        584      250,170     89.69    40.1      95.45
90.01 - 95.00                           10     2,015,242       3.89      7.202        582      201,524     94.67   83.66        100
95.01 - 100.00                           1       264,644       0.51       7.95        684      264,644       100     100        100
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 214   $51,770,954     100.00%      7.13%       613  $   241,920     80.02%  41.19%     97.00%
------------------------------------------------------------------------------------------------------------------------------------



7. Original LTV

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Weighted
                                                            Pct. Of   Weighted   Weighted                   Avg.
                                    Number                  Pool By       Avg.       Avg.         Avg.  Combined    Pct.       Pct.
                                        of     Principal  Principal      Gross    Current    Principal  Original    Full      Owner
Original LTV                         Loans       Balance    Balance     Coupon       FICO      Balance       LTV     Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00 & Below                           10   $ 2,032,005       3.92%      6.71%       620  $   203,200     48.44%  39.09%     92.87%
60.01 - 70.00                           17     3,526,805       6.81       8.06        573      207,459     67.44   49.41      93.16
70.01 - 80.00                          120    30,112,523      58.16      6.929        629      250,938     78.97   36.32       97.4
80.01 - 85.00                           22     5,313,961      10.26      6.957        602      241,544     84.38   46.86        100
85.01 - 90.00                           34     8,505,774      16.43      7.623        584      250,170     89.69    40.1      95.45
90.01 - 95.00                           10     2,015,242       3.89      7.202        582      201,524     94.67   83.66        100
95.01 - 100.00                           1       264,644       0.51       7.95        684      264,644       100     100        100
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 214   $51,770,954     100.00%      7.13%       613  $   241,920     80.02%  41.19%     97.00%
------------------------------------------------------------------------------------------------------------------------------------



8. Documentation

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Weighted
                                                            Pct. Of   Weighted   Weighted                   Avg.
                                    Number                  Pool By       Avg.       Avg.         Avg.  Combined    Pct.       Pct.
                                        of     Principal  Principal      Gross    Current    Principal  Original    Full      Owner
Documentation                        Loans       Balance    Balance     Coupon       FICO      Balance       LTV     Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
STATED                                  98   $24,370,670      47.07%      7.13%       638  $   248,680     79.21%   0.00%     96.94%
FULL                                    96    21,325,031      41.19      7.053        593      222,136     80.33     100      97.47
LIMITED                                 20     6,075,254      11.73      7.398        583      303,763     82.21       0      95.56
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 214   $51,770,954     100.00%      7.13%       613  $   241,920     80.02%  41.19%     97.00%
------------------------------------------------------------------------------------------------------------------------------------



9. Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Weighted
                                                            Pct. Of   Weighted   Weighted                   Avg.
                                    Number                  Pool By       Avg.       Avg.         Avg.  Combined    Pct.       Pct.
                                        of     Principal  Principal      Gross    Current    Principal  Original    Full      Owner
Purpose                              Loans       Balance    Balance     Coupon       FICO      Balance       LTV     Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
CASHOUT REFI                           103   $25,299,184      48.87%      7.28%       590  $   245,623     78.34%  53.94%     97.41%
PURCHASE                                98    23,142,732       44.7      6.923        641      236,150     81.62   26.91      96.12
RATE/TERM REFI                          13     3,329,038       6.43      7.405        598      256,080     81.67   43.61        100
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 214   $51,770,954     100.00%      7.13%       613  $   241,920     80.02%  41.19%     97.00%
------------------------------------------------------------------------------------------------------------------------------------



10. Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Weighted
                                                            Pct. Of   Weighted   Weighted                   Avg.
                                    Number                  Pool By       Avg.       Avg.         Avg.  Combined    Pct.       Pct.
                                        of     Principal  Principal      Gross    Current    Principal  Original    Full      Owner
Occupancy                            Loans       Balance    Balance     Coupon       FICO      Balance       LTV     Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
OWNER OCCUPIED                         205   $50,215,718      97.00%      7.12%       612  $   244,955     80.08%  41.39%    100.00%
INVESTOR                                 8     1,383,306       2.67      7.668        624      172,913     77.98   26.51          0
SECOND HOME                              1       171,930       0.33       6.75        768      171,930        80     100          0
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 214   $51,770,954     100.00%      7.13%       613  $   241,920     80.02%  41.19%     97.00%
------------------------------------------------------------------------------------------------------------------------------------



11. Property Type

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Weighted
                                                            Pct. Of   Weighted   Weighted                   Avg.
                                    Number                  Pool By       Avg.       Avg.         Avg.  Combined    Pct.       Pct.
                                        of     Principal  Principal      Gross    Current    Principal  Original    Full      Owner
Property Type                        Loans       Balance    Balance     Coupon       FICO      Balance       LTV     Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
SINGLE FAMILY                          164   $39,003,102      75.34%      7.17%       606  $   237,824     80.18%  42.19%     97.95%
PUD                                     26     7,264,562      14.03      6.976        620      279,406      78.7   51.28        100
CONDO                                   17     3,407,141       6.58      6.981        648      200,420     81.32   23.43      96.92
3-4 FAMILY                               4     1,172,470       2.26          7        663      293,118     77.85   14.93        100
2 FAMILY                                 3       923,679       1.78      7.338        670      307,893     81.47   18.61      29.44
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 214   $51,770,954     100.00%      7.13%       613  $   241,920     80.02%  41.19%     97.00%
------------------------------------------------------------------------------------------------------------------------------------



12. State

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Weighted
                                                            Pct. Of   Weighted   Weighted                   Avg.
                                    Number                  Pool By       Avg.       Avg.         Avg.  Combined    Pct.       Pct.
                                        of     Principal  Principal      Gross    Current    Principal  Original    Full      Owner
State                                Loans       Balance    Balance     Coupon       FICO      Balance       LTV     Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                                     105   $32,051,197      61.91%      6.98%       611  $   305,249     79.38%  38.59%     97.21%
FL                                      24     3,850,469       7.44      7.528        612      160,436     82.13   55.67      91.51
AZ                                      17     3,373,635       6.52      6.983        640      198,449     80.95   37.98        100
MD                                      10     2,325,508       4.49      7.877        588      232,551     77.39   34.07        100
MN                                       8     1,824,005       3.52      7.636        614      228,001     81.83   14.69        100
IL                                      10     1,692,642       3.27      7.055        620      169,264     84.49   79.06      89.84
MO                                       6       964,340       1.86      7.681        582      160,723     87.14   80.81        100
NV                                       4       871,812       1.68      6.333        645      217,953     79.34   66.64        100
WA                                       5       832,178       1.61      7.074        632      166,436     70.21   49.41        100
MI                                       3       775,533        1.5      7.313        611      258,511     84.73   12.24        100
Other                                   22     3,209,636        6.2      7.504        623      145,893     80.86   39.43      94.97
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 214   $51,770,954     100.00%      7.13%       613  $   241,920     80.02%  41.19%     97.00%
------------------------------------------------------------------------------------------------------------------------------------



13. Zip

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Weighted
                                                            Pct. Of   Weighted   Weighted                   Avg.
                                    Number                  Pool By       Avg.       Avg.         Avg.  Combined    Pct.       Pct.
                                        of     Principal  Principal      Gross    Current    Principal  Original    Full      Owner
Zip                                  Loans       Balance    Balance     Coupon       FICO      Balance       LTV     Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
95127                                    2   $   997,447       1.93%      7.04%       572  $   498,723     85.23%  52.31%    100.00%
92509                                    3       858,060       1.66      6.503        657      286,020     83.36   35.52        100
91977                                    2       758,763       1.47      6.922        716      379,382        80       0      36.76
95835                                    2       735,693       1.42       6.68        634      367,847        80   47.83        100
92808                                    1       629,373       1.22       6.09        670      629,373     74.12     100        100
92394                                    2       619,705        1.2       6.06        584      309,852     92.64     100        100
90650                                    2       564,696       1.09      6.457        598      282,348     75.33       0        100
92780                                    2       549,597       1.06      6.299        669      274,798     60.67       0        100
92503                                    2       547,720       1.06      7.624        618      273,860        80       0        100
90011                                    2       529,812       1.02      7.325        637      264,906     73.77       0        100
Other                                  194    44,980,088      86.88      7.194        610      231,856     80.12   42.01      97.61
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 214   $51,770,954     100.00%      7.13%       613  $   241,920     80.02%  41.19%     97.00%
------------------------------------------------------------------------------------------------------------------------------------



14. Remaining Months to Maturity

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Weighted
                                                            Pct. Of   Weighted   Weighted                   Avg.
                                    Number                  Pool By       Avg.       Avg.         Avg.  Combined    Pct.       Pct.
                                        of     Principal  Principal      Gross    Current    Principal  Original    Full      Owner
Remaining Months to Maturity         Loans       Balance    Balance     Coupon       FICO      Balance       LTV     Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
421 - 480                              214   $51,770,954     100.00%      7.13%       613  $   241,920     80.02%  41.19%     97.00%
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 214   $51,770,954     100.00%      7.13%       613  $   241,920     80.02%  41.19%     97.00%
------------------------------------------------------------------------------------------------------------------------------------



15. Amortization Type

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Weighted
                                                            Pct. Of   Weighted   Weighted                   Avg.
                                    Number                  Pool By       Avg.       Avg.         Avg.  Combined    Pct.       Pct.
                                        of     Principal  Principal      Gross    Current    Principal  Original    Full      Owner
Amortization Type                    Loans       Balance    Balance     Coupon       FICO      Balance       LTV     Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
2 YR ARM                               142   $36,080,888      69.69%      7.17%       615  $   254,091     81.68%  38.99%     96.38%
3 YR ARM                                37     8,286,861      16.01      7.112        594      223,969     79.22   42.87      98.25
FIXED                                   35     7,403,205       14.3      6.954        628      211,520     72.82   50.06      98.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 214   $51,770,954     100.00%      7.13%       613  $   241,920     80.02%  41.19%     97.00%
------------------------------------------------------------------------------------------------------------------------------------



16. Initial Periodic Cap

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Weighted
                                                            Pct. Of   Weighted   Weighted                   Avg.
                                    Number                  Pool By       Avg.       Avg.         Avg.  Combined    Pct.       Pct.
                                        of     Principal  Principal      Gross    Current    Principal  Original    Full      Owner
Initial Periodic Cap                 Loans       Balance    Balance     Coupon       FICO      Balance       LTV     Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
<= 0.00                                 35   $ 7,403,205      14.30%      6.95%       628  $   211,520     72.82%  50.06%     98.58%
2.51 - 3.00                            179    44,367,749       85.7       7.16        611      247,865     81.22   39.71      96.73
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 214   $51,770,954     100.00%      7.13%       613  $   241,920     80.02%  41.19%     97.00%
------------------------------------------------------------------------------------------------------------------------------------



17. Periodic Cap

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Weighted
                                                            Pct. Of   Weighted   Weighted                   Avg.
                                    Number                  Pool By       Avg.       Avg.         Avg.  Combined    Pct.       Pct.
                                        of     Principal  Principal      Gross    Current    Principal  Original    Full      Owner
Periodic Cap                         Loans       Balance    Balance     Coupon       FICO      Balance       LTV     Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
<= 0.00                                 35   $ 7,403,205      14.30%      6.95%       628  $   211,520     72.82%  50.06%     98.58%
0.51 - 1.00                            179    44,367,749       85.7       7.16        611      247,865     81.22   39.71      96.73
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 214   $51,770,954     100.00%      7.13%       613  $   241,920     80.02%  41.19%     97.00%
------------------------------------------------------------------------------------------------------------------------------------



18. Months to Rate Reset

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Weighted
                                                            Pct. Of   Weighted   Weighted                   Avg.
                                    Number                  Pool By       Avg.       Avg.         Avg.  Combined    Pct.       Pct.
                                        of     Principal  Principal      Gross    Current    Principal  Original    Full      Owner
Months to Rate Reset                 Loans       Balance    Balance     Coupon       FICO      Balance       LTV     Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
<= 0                                    35   $ 7,403,205      14.30%      6.95%       628  $   211,520     72.82%  50.06%     98.58%
13 - 24                                142    36,080,888      69.69      7.171        615      254,091     81.68   38.99      96.38
25 - 36                                 37     8,286,861      16.01      7.112        594      223,969     79.22   42.87      98.25
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 214   $51,770,954     100.00%      7.13%       613  $   241,920     80.02%  41.19%     97.00%
------------------------------------------------------------------------------------------------------------------------------------



19. Life Maximum Rate

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Weighted
                                                            Pct. Of   Weighted   Weighted                   Avg.
                                    Number                  Pool By       Avg.       Avg.         Avg.  Combined    Pct.       Pct.
                                        of     Principal  Principal      Gross    Current    Principal  Original    Full      Owner
Life Maximum Rate                    Loans       Balance    Balance     Coupon       FICO      Balance       LTV     Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.00 - ?.01                             35   $ 7,403,205      14.30%      6.95%       628  $   211,520     72.82%  50.06%     98.58%
0.00 - 11.99                            17     4,301,818       8.31      5.665        657      253,048     81.56   58.61        100
12.00 - 12.49                           22     6,458,051      12.47      6.278        634      293,548     80.46   35.46        100
12.50 - 12.99                           44    11,860,654      22.91      6.753        630      269,560     80.86   27.21      98.55
13.00 - 13.49                           34     8,663,263      16.73       7.26        599      254,802     82.13   52.12      92.79
13.50 - 13.99                           26     5,884,875      11.37       7.72        605      226,341     81.34   34.74      97.68
14.00 - 14.49                           11     2,633,989       5.09       8.25        557      239,454     84.21   22.12      82.52
14.50 - 14.99                           13     2,516,073       4.86      8.701        548      193,544     79.55   50.07      97.75
15.00 - 15.49                            3       448,900       0.87      9.279        574      149,633     90.97   19.44        100
15.50 - 15.99                            3       545,789       1.05      9.643        542      181,930     76.26   49.45        100
16.00 & Above                            6     1,054,335       2.04      10.68        536      175,723     75.39   77.97        100
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 214   $51,770,954     100.00%      7.13%       613  $   241,920     80.02%  41.19%     97.00%
------------------------------------------------------------------------------------------------------------------------------------



20. Margin

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Weighted
                                                            Pct. Of   Weighted   Weighted                   Avg.
                                    Number                  Pool By       Avg.       Avg.         Avg.  Combined    Pct.       Pct.
                                        of     Principal  Principal      Gross    Current    Principal  Original    Full      Owner
Margin                               Loans       Balance    Balance     Coupon       FICO      Balance       LTV     Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.00 - ?.01                             35   $ 7,403,205      14.30%      6.95%       628  $   211,520     72.82%  50.06%     98.58%
0.00 - 4.99                              5       849,020       1.64      7.324        608      169,804     84.14   82.94      79.75
5.00 - 5.49                             61    16,511,226      31.89      6.574        652      270,676     80.19   17.28       95.9
5.50 - 5.99                             29     6,510,020      12.57       7.02        647      224,483      81.6   16.47        100
6.00 - 6.49                             38     9,006,222       17.4      7.274        576      237,006     86.06   62.51      99.37
6.50 - 6.99                             46    11,491,261       22.2      7.978        559      249,810     78.49   64.05      95.26
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 214   $51,770,954     100.00%      7.13%       613  $   241,920     80.02%  41.19%     97.00%
------------------------------------------------------------------------------------------------------------------------------------

disclaimer
No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

disclaimer
No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

Collateral Analysis

                                 Wtd Avg         Percent of    Wtd Avg         Wtd Avg   Wtd Avg   Wtd Avg
FICO Low  FICO High   LTV    Current Balance  Current Balance    GWAC   % MI     FICO      DTI       LTV     % SFD    % PUD
--------  ---------   ---    ---------------  ---------------    ----   ----     ----      ---       ---     -----    -----
     500        524   > 65%    $162,672.81          1.46%        8.49     0    513.901    40.949    78.508   80.282   11.146
     525        549   > 65%    $167,435.01         11.07%        8.16     0    554.379    42.904    83.281   83.171    6.225
     550        574   > 65%    $166,377.26         15.50%        7.59     0    588.208    41.676    83.905   84.983    6.224
     575        599   > 70%    $164,361.06         14.67%        7.46     0    609.34     42.375    85.45    81.581    7.298
     600        624   > 70%    $161,618.07         14.14%        7.38     0    629.328    42.214    84.602   78.402    7.791
     625        649   > 70%    $173,479.30         13.04%        7.27     0    649.073    41.871    84.105   77.079    7.197
     650        674   > 80%    $127,233.17          3.65%        7.79     0    669.488    41.713    92.719   68.392    7.362
     675        699   > 80%    $126,266.03          2.28%        7.94     0    688.437    42.284    94.358   67.407   10.746
     700        724   > 80%    $116,861.54          1.30%        7.84     0    709.57     39.956    93.769   68.908    6.63
     725        749   > 85%    $130,500.60          0.86%        7.59     0    736.947    43.11     93.387   71.208    4.257
     750        774   > 85%    $117,275.17          0.27%        7.65     0    776.683    41.951    97.735   70.964    2.07
     775        799   > 85%
     800  max         > 85%


FICO Low    % Owner Occ   % Full Doc   % Ltd Doc   % Stated Doc   % Int Only
--------    -----------   ----------   ---------   ------------   ----------
     500       97.756       70.171       2.026        27.803         0.791
     525       97.323       67.027       3.801        29.105         6.011
     550        97.7        75.301       3.366        21.097         28.37
     575       96.473       70.801       2.728        26.189        34.264
     600       93.869       57.918       1.727        40.229        32.865
     625       92.136       43.253       2.679        53.801        37.681
     650       78.762       55.731       1.461        42.611        18.032
     675       85.075       48.829       2.574        47.817        25.267
     700       86.219       47.806       1.009        51.046        27.506
     725       83.876       54.767       0.584        39.506         26.58
     750        86.76       64.589         0          29.445        27.909
     775
     800


                                 Wtd Avg         Percent of    Wtd Avg         Wtd Avg   Wtd Avg   Wtd Avg
LTV Low    LTV High   DTI    Current Balance  Current Balance    GWAC   % MI     FICO      DTI       LTV     % SFD    % PUD
--------  ---------   ---    ---------------  ---------------    ----   ----     ----      ---       ---     -----    -----
     60%        64%   > 50%
     65%        69%   > 50%
     70%        74%   > 50%    $256,941.86          1.67%        7.33     0    597.136    53.037    74.409   70.37     6.322
     75%        79%   > 50%
     80%        84%   > 50%    $219,103.40          4.18%        7.12     0    615.919    52.635    81.074   77.09     9.73
     85%        89%   > 50%    $176,557.65          0.14%        7.4      0    611.827    53.268    87.232   70.817     0
     90%        94%   > 50%    $200,841.87          1.48%        7.54     0    604.602    52.691    90.066   74.946    5.894
     95%        99%   > 50%    $155,958.05          0.48%        8.3      0    622.527    53.896    95.369   78.439    7.499
    100%  max         > 50%     $80,228.89          0.68%        8.74     0    638.769    52.602      100    79.934   15.114


LTV Low     % Owner Occ   % Full Doc   % Ltd Doc   % Stated Doc   % Int Only
--------    -----------   ----------   ---------   ------------   ----------
     60%
     65%
     70%        89.146      64.535       7.892        27.573         4.038
     75%
     80%        93.192      63.777       0.736        35.487        23.146
     85%        86.639      81.282         0          18.718         3.351
     90%        80.926      77.756       7.56         14.684         6.133
     95%        81.057      89.593         0          10.052         15.69
    100%        95.465      76.328       3.523         19.69        21.928


                                 Wtd Avg         Percent of    Wtd Avg         Wtd Avg   Wtd Avg   Wtd Avg
DTI Low    DTI High   FICO   Current Balance  Current Balance    GWAC   % MI     FICO      DTI       LTV     % SFD    % PUD
--------  ---------   ---    ---------------  ---------------    ----   ----     ----      ---       ---     -----    -----
     20%        24%   < 525    $127,547.41          0.15%        8.52     0    530.25     22.893    74.969   86.403    9.535
     25%        29%   < 550    $122,153.87          0.29%        8.54     0    529.195    27.177    77.884   84.495   15.505
     30%        34%   < 575    $140,861.74          1.38%        8.29     0    542.321    32.021    75.954   83.045    7.602
     35%        39%   < 600    $157,246.22          4.09%        7.78     0    571.592    37.19     81.421   85.866    5.316
     40%        44%   < 625    $164,297.18          9.79%        7.73     0    588.597    42.109    81.841   82.442    7.353
     45%        49%   < 650    $174,166.53         21.73%        7.58     0    602.597    47.089    83.014   81.333    6.182
     50%        54%   < 675    $185,428.64         11.71%        7.5      0    602.918    51.185    82.675   79.225    7.398
     55%  max         < 700    $202,024.81          1.92%        7.48     0    603.348    55.405    79.985   75.163    6.201


DTI Low     % Owner Occ   % Full Doc   % Ltd Doc   % Stated Doc   % Int Only
--------    -----------   ----------   ---------   ------------   ----------
     20%        93.785        65           0            35           9.212
     25%        98.155      64.23        5.361        30.409        23.112
     30%        97.685      67.439         0          32.561         3.817
     35%        95.484      71.503       4.526        23.936         21.62
     40%        97.419      65.294       1.787        32.559        26.084
     45%        95.947      63.504       2.216        34.214        29.724
     50%        92.653      64.878       2.665        32.404        21.221
     55%        89.188      66.599       9.04         24.361        16.111


LIMITED AND STATED DOC

                                 Wtd Avg        Percent of     Wtd Avg         Wtd Avg   Wtd Avg   Wtd Avg
FICO Low  FICO High          Current Balance  Current Balance    GWAC   % MI     FICO      DTI       LTV     % SFD    % PUD
--------  ---------          ---------------  ---------------    ----   ----     ----      ---       ---     -----    -----
     500        524            $195,461.90          0.60%        8.73     0    513.285    40.929    72.342   77.895   14.943
     525        549            $240,550.36          4.46%         7.9     0    553.481    43.037    75.965   81.749    5.288
     550        574            $225,170.00          4.43%        7.65     0    587.575    41.72     78.585   83.723    7.597
     575        599            $210,109.49          4.96%        7.51     0    609.695    41.676    82.571   80.222    6.996
     600        624            $186,784.59          6.50%        7.52     0    629.416    42.167    81.604   76.267   11.449
     625        649            $184,807.16          7.68%        7.45     0    649.338    41.96     82.75    74.691    9.618
     650        674            $184,683.80          5.76%         7.4     0    669.043    41.235    82.176   72.355    6.359
     675        699            $185,827.29          3.86%         7.4     0    688.401    42.686    83.417   71.659    9.109
     700        724            $175,352.26          2.37%        7.36     0    711.838    41.52     83.18    66.813    7.646
     725        749            $166,040.23          1.20%        7.28     0    737.214    40.865    82.684   75.18     6.761
     750        774            $180,750.81          0.76%        6.94     0    774.342    40.202    81.916   75.533    3.208
     775        799
     800  max


FICO Low    % Owner Occ   % Full Doc   % Ltd Doc   % Stated Doc   % Int Only        % CA        % NY       % FL
--------    -----------   ----------   ---------   ------------   ----------        ----        ----       ----
     500        97.964         0         4.912        95.088         1.919         40.227           0     11.677
     525        96.207         0        10.581        89.419         9.167         34.233      10.972      8.508
     550        95.294         0        13.817        86.183        12.624         27.701       4.814      11.77
     575        96.316         0         9.854        90.146        17.353         31.579         6.1     10.654
     600        95.018         0         3.877        96.123        25.998         30.908       3.685     11.316
     625        94.935         0         4.991        95.009        36.654         38.478       6.368      6.337
     650        90.496         0         3.184        96.816        27.925         33.669       6.808      8.259
     675        89.124         0         5.003        94.997        41.165         38.421       4.744      6.685
     700         94.32         0         0.553        99.447        37.335         30.763       2.315      9.509
     725        94.653         0         0.421        99.579        43.558         31.922       2.755     12.505
     750         90.74         0           0            100         35.429         40.539       6.547       7.84
     775
     800


IO LOANS

                                 Wtd Avg        Percent of     Wtd Avg         Wtd Avg   Wtd Avg   Wtd Avg
FICO Low  FICO High          Current Balance  Current Balance    GWAC   % MI     FICO      DTI       LTV     % SFD    % PUD
--------  ---------          ---------------  ---------------    ----   ----     ----      ---       ---     -----    -----
     500        524            $172,500.00          0.01%        8.88     0      521      26.78       75       0        100
     525        549            $231,602.15          0.73%        7.81     0    557.652    40.155    81.049   83.93     5.304
     550        574            $216,092.53          4.48%        7.18     0    588.692    42.041    82.011   87.511    4.628
     575        599            $228,828.47          5.11%        7.06     0    609.78     42.591    82.873   82.203    8.17
     600        624            $237,079.59          4.87%        6.94     0    629.441    42.591    82.798   81.092    9.663
     625        649            $261,049.94          5.05%        6.94     0    649.252    42.362    81.421   82.084    7.103
     650        674            $250,677.11          3.13%        6.84     0    668.945    41.938    81.681   80.085    9.336
     675        699            $260,127.16          2.47%        6.88     0    688.353    43.54     82.32    76.339    8.638
     700        724            $289,821.37          1.78%        6.62     0    710.671    42.776    82.023   77.399    6.412
     725        749            $252,666.87          0.98%        6.63     0    736.757    42.867    82.674   77.637    3.809
     750        774            $247,637.37          0.79%        6.33     0    772.926    41.549    81.821   77.725    4.993
     775        799
     800  max


FICO Low    % Owner Occ   % Full Doc   % Ltd Doc   % Stated Doc   % Int Only        % CA        % NY       % FL
--------    -----------   ----------   ---------   ------------   ----------        ----        ----       ----
     500          100          0           0            100           100               0           0          0
     525        96.294      43.888      11.557        44.555          100          44.988           0      9.174
     550        99.923      86.782       0.454        12.022          100          34.375       1.339       8.62
     575        99.447      82.727       1.087        15.753          100          35.825         0.7      6.833
     600        98.357      64.618       1.731        32.962          100          38.919       1.184      12.41
     625        95.949      44.241       2.951        52.808          100          51.098       0.719      6.749
     650        94.68       47.639       2.568        48.701          100          42.605       0.879      9.468
     675        93.755      35.594       4.681        59.725          100          50.627       1.572      6.701
     700        95.341      49.718         0          49.598          100          48.745       1.219     11.916
     725        97.09       46.699         0          53.301          100          39.996       4.782      2.117
     750        90.388      66.059         0          33.941          100          48.778       3.675      4.992
     775
     800